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                                                                   Exhibit 10.52

                      THE CORPORATE PLAN FOR RETIREMENT(SM)
                                 EXECUTIVE PLAN


                               ADOPTION AGREEMENT



                                 IMPORTANT NOTE

THIS DOCUMENT HAS NOT BEEN APPROVED BY THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE OR ANY OTHER GOVERNMENTAL ENTITY. AN ADOPTING EMPLOYER MUST DETERMINE WHETHER THE PLAN IS SUBJECT TO THE FEDERAL SECURITIES LAWS AND THE SECURITIES LAWS OF THE VARIOUS STATES. AN ADOPTING EMPLOYER MAY NOT RELY ON THIS DOCUMENT TO ENSURE ANY PARTICULAR TAX CONSEQUENCES OR TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES CANNOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY THE EMPLOYER'S ATTORNEY PRIOR TO EXECUTION.

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                               ADOPTION AGREEMENT
                                    ARTICLE 1

1.01  PLAN INFORMATION

      (a)   NAME OF PLAN:

            This is the SAFETY INSURANCE COMPANY EXECUTIVE INCENTIVE COMPENSATION PLAN (THE "PLAN").

      (b)   NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:


                             __________________________________________

            Address:         __________________________________________

                             __________________________________________

            Phone Number:    __________________________________________

            The Plan Administrator is the agent for service of legal process for the Plan.

      (c)   PLAN YEAR END is December 31.

      (d)   PLAN STATUS (check one):

            (1)   /X/  Effective Date of new Plan: 1/1/2004

            (2)   / /  Amendment Effective Date:  _____________

                       The original effective date of the Plan: ____________

1.02  EMPLOYER

      (a)   THE EMPLOYER IS:    Safety Insurance Company

            Address:            20 Custom House Street
                                Boston, MA 02110
            Contact's Name:     Mr. William Begley
            Telephone Number:   (617)951-0600

            (1)   Employer's Tax Identification Number: 04-2689624
            (2)   Business form of Employer (check one):

                  (A)  /X/  Corporation (Other than a Subchapter S corporation)
                  (B)  / /  Other (e.g., Subchapter S corporation, partnership, sole proprietor)

            (3)   Employer's fiscal year end: 12/31

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      (b)   THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (as
            defined in Section 2.01(a)(21)):

1.03  COVERAGE

      (a)   THE FOLLOWING EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN THE PLAN:

            (1)   /X/  Only those Employees listed in Attachment A will be
                       eligible to participate in the Plan.
            (2)   / /  Only those Employees in the eligible class described
                       below will be eligible to participate in the Plan:
                       _________________________________________________________

            (3)   / /  Only those Employees described in the Board of Directors
                       Resolutions attached hereto and hereby made a part hereof will be eligible to participate in the Plan.

      (b)   THE ENTRY DATE(S) SHALL BE (check one):
            (1)   / /  each January 1.

            (2)   / /  each January 1 and each July 1.

            (3)   / /  each January 1 and each April 1, July 1 and October 1.

            (4)   / /  the first day of each month.

            (5)   /X/  immediate upon meeting the eligibility requirements
                       specified in Subsection 1.03(a).

1.04  COMPENSATION

      FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED (CHECK (a) OR (b) BELOW, AS APPROPRIATE):
      (a) /X/ IN SECTION 2.01(a)(6), (check (1) or (2) below, if and as appropriate)):
            (1)  / /       but excluding (check the appropriate box(es)):

                (A) / /     Overtime Pay.

                (B) / /     Bonuses.

                (C) / /     Commissions.

                (D) / / The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.
                (E) / /     The following:
                            ____________________________________________________
            (2)  / /       except as otherwise provided below:
                           _____________________________________________________

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      (b) / /     IN THE _______________ PLAN MAINTAINED BY THE EMPLOYER TO THE
                  EXTENT IT IS IN EXCESS OF THE LIMIT IMPOSED UNDER CODE SECTION 401(a)(17).

1.05  CONTRIBUTIONS

      (a) EMPLOYEE CONTRIBUTIONS (COMPLETE ALL THAT APPLY)
          (1)  /X/     Deferral Contributions. The Employer shall make a
               Deferral Contribution in accordance with, and subject to, Section
               4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the calendar year (or portion of the calendar year) in question, not to exceed 75% of Compensation for that calendar year, subject, however, to any election regarding bonuses, as set out in Subsection l.05(a)(2).

          (2)  /X/     Bonus Contributions. The Employer may allow Participants
               upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer that are made for such Participants during the calendar year. The Compensation definition elected by the Employer in
               Section 1.04 must include bonuses if bonus contributions are permitted.

      (b) /X/ MATCHING CONTRIBUTIONS (CHOOSE (1) OR (2) BELOW, AND (3) BELOW, AS APPLICABLE.)

          (1)  /X/     The Employer shall make a Matching Contribution on behalf
               of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):
                       (A) / /  50%
                       (B) / /  100%
                       (C) / /  _____%
                       (D) / /  (Tiered Match)________% of the first _______% of
                                the Participant's Compensation contributed to the Plan.

                       (E) / / The percentage declared for the year, if any, by a Board of Directors' resolution.

                       (F) /X/ Other: "75% of the Participants's Deferral Contributions; PROVIDED, HOWEVER, that Deferral Contributions in excess of 8% of the Participant's compensation for the Plan Year shall not be considered. For this purpose, "compensation" shall mean the Participant's base salary and annual bonus received (or deferred) in such Plan Year."

          (2)  / /     Matching Contribution Offset. For each Participant who
               has made deferrals of at least the maximum amount allowed pursuant to Section 402(g) of the Code or the maximum allowed under the Employer's plan listed below to such plan, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

                       (A) The Matching Employer Contribution, as defined in the _____ Plan that the Participant would have received under the _______Plan on the sum of the Deferral Contributions and the Participant's deferrals hereunder, as defined therein, that the Participant actually made to such Plan, if no limits otherwise imposed by the Code, and regulations issued thereunder, applied to such Matching Employer Contribution and the Participant's Deferral Contributions are deemed to have been made to the Plan;

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                       (B)  The Matching Employer Contributions actually made to
                            such Participant under the __________ Plan for the Plan Year of the determination of the Matching Contribution hereunder.

          (3)  / /     Matching Contribution Limits (check the appropriate
                       box(es)):

                  (A)  / /  Deferral Contributions in excess of_____% of the
                            Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                       Note: If the Employer elects a percentage limit in (A)
                             above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

                  (B)  / /  Matching Contributions for each Participant for each
                            Plan Year shall be limited to $._____

          (4) ELIGIBILITY REQUIREMENT(S) FOR MATCHING CONTRIBUTIONS. A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a)shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

                  (A)  /X/  Is employed by the Employer on the last day of the
                            Plan Year.

                  (B)  / /  Earns at least 500 Hours of Service during the Plan
                            Year.

                  (C)  /X/  Earns at least 1,000 Hours of Service during the
                            Plan Year.

                  (D)  / /  Other: ______

                  (E)  / /  No requirements.

                  Note: If option (A), (B) or (C) above is selected, then Matching Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

      (c)      EMPLOYER CONTRIBUTIONS
          (1)  /X/     FIXED EMPLOYER CONTRIBUTIONS. The Employer shall make an
                       Employer Contribution on behalf of each Participant in an amount determined as described below (check at least one):

                  (A)  / /  In an amount equal to ______ % of each Participant's
                            Compensation each Plan Year.

                  (B)  /X/  In an amount determined and allocated as described below:
                             1.75% OF THE COMBINED STATUTORY NET INCOME FROM THE INSURANCE SUBSIDIARIES OF SAFETY INSURANCE GROUP, INC.

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                  (C)  / /   In an amount equal to (check at least one):
                       (i.)  / / Any profit sharing contribution that the
                                 Employer would have made on behalf of the
                                 Participant under the following qualified
                                 defined contribution plan but for the
                                 limitations imposed by Code Section 40l(a)(17):
                                 ___________________

                       (ii.) / / Any contribution described in Code Section
                                 401(m) that the Employer would have made on
                                 behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):
                                 ___________________

          (2)  / /     DISCRETIONARY EMPLOYER CONTRIBUTIONS. The Employer may
                       make Employer Contributions to the accounts of Participants in any amount, as determined by the Employer in its sole discretion from time to time, which amount may be zero.

          (3) ELIGIBILITY REQUIREMENT(S) FOR EMPLOYER CONTRIBUTIONS. A Participant shall only be entitled to Employer Contributions under Section 1.05(c)(1) for a Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

               (A) /X/ Is employed by the Employer on the last day of the Plan
                       Year.

               (B) / / Earns at least 500 Hours of Service during the Plan Year.

               (C) / / Earns at least 1,000 Hours of Service during the Plan
                       Year.

               (D) / / Other: ____________________

               (E) / / No requirements.


1.06  DISTRIBUTION DATES

      Distribution from a Participant's Account pursuant to Section 8.02 shall begin upon the following date(s) (check either (a) or (b); check (c), if desired):

      (a) /X/  NON-CLASS YEAR ACCOUNTING (COMPLETE (1) AND (2)).

               (1) The earliest of termination of employment with the Employer and the following event(s) (check appropriate box(es); if none selected, all distributions will be upon termination of employment):
                  (A)  / /   Attainment of Normal Retirement Age (as defined in
                             Section 1.07(f)).

                  (B)  / /   Attainment of Early Retirement Age (as defined in
                             Section 1.07(g)).

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                  (C)  / /   The date on which the Participant becomes disabled
                             (as defined in Section l.07(h)).

               (2) Timing of distribution (check either (A) or (B)).

                  (A)  /X/   The Distribution of the Participant's Account will
                             be begin in the month following the event described in (a)(1) above.

                  (B)  / /   The Distribution of the Participant's Account will
                             begin as soon as administratively feasible in the calendar year following distribution event described in (a)(1) above.

      (b) / /  CLASS YEAR ACCOUNTING (COMPLETE (1) AND (2)).

               (1) Upon (check at least one; (A) must be selected if plan has contributions pursuant to section 1.05(b) or (c)):

                  (A)  / /   Termination of employment with the Employer.

                  (B)  / /   The date elected by the Participant, pursuant to
                             Plan Section 8.02, and subject to the restrictions imposed in Plan Section 8.02 with respect to future
                             Deferral Contributions, in which event such date of distribution must be at least one year after the date such Deferral Contribution would have been paid to the Participant in cash in the absence of the election to make the Deferral Contribution.

               (2) Timing of distribution (check either (A) or (B)).

                  (A)  / /   The Distribution of the Participant's Account will
                             begin _____ (specify month and day) following the event described in (b)(1) above.

                  (B)  / /   The Distribution of the Participant's Account will
                             begin _____ (specify month and day) of the calendar year following the event described in (b)(1) above.

      (c)  /X/    AS SOON AS ADMINISTRATIVELY FEASIBLE FOLLOWING A CHANGE OF
           CONTROL (AS DEFINED IN SECTION 1.12).

1.07  VESTING SCHEDULE

      (a) THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(b) SHALL BE BASED UPON THE SCHEDULE(S) SELECTED BELOW.
             (1)  / / N/A - No Matching Contributions
             (2)  / / 100% Vesting immediately
             (3)  / / 3 year cliff (see C below)
             (4)  / / 5 year cliff (see D below)
             (5)  / / 6 year graduated (see E below)

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             (6)  / / 7 year graduated (see F below)
             (7)  /X/ G below
             (8)  / / Other (Attachment "B")

              YEARS OF               VESTING SCHEDULE
            SERVICE FOR   -----------------------------------
              VESTING      C      D       E      F       G
            ------------  ----   ----   ----    ---   -------
                0            0%     0%     0%     0%     0.00
                1            0%     0%     0%     0%    20.00
                2            0%     0%    20%     0%    40.00
                3          100%     0%    40%    20%    60.00
                4          100%     0%    60%    40%    80.00
                5          100%   100%    80%    60%   100.00
                6          100%   100%   100%    80%   100.00
                7          100%   100%   100%   100%      100%

      (b) THE PARTICIPANT'S VESTED PERCENTAGE IN EMPLOYER CONTRIBUTIONS ELECTED IN SECTION 1.05(c) SHALL BE BASED UPON THE SCHEDULE(S) SELECTED BELOW.

             (1)  / / N/A - No Employer Contributions
             (2)  / / 100% Vesting immediately
             (3)  / / 3 year cliff (see C below)
             (4)  / / 5 year cliff (see D below)
             (5)  / / 6 year graduated (see E below)
             (6)  / / 7 year graduated (see F below)
             (7)  /X/ G below
             (8)  / / Other (Attachment "B")

                YEARS OF               VESTING SCHEDULE
              SERVICE FOR   -----------------------------------
                VESTING      C      D       E      F       G
              ------------  ----   ----   ----    ---   -------
                  0            0%     0%     0%     0%     0.00
                  1            0%     0%     0%     0%    20.00
                  2            0%     0%    20%     0%    40.00
                  3          100%     0%    40%    20%    60.00
                  4          100%     0%    60%    40%    80.00
                  5          100%   100%    80%    60%   100.00
                  6          100%   100%   100%    80%   100.00
                  7          100%   100%   100%   100%      100%

      (c) / / YEARS OF SERVICE FOR VESTING SHALL EXCLUDE (check one):

               (1) / / for new plans, service prior to the Effective Date as defined in Section 1.01(d)(1).

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            (2) / / for existing plans converting from another plan
                    document, service prior to the original Effective Date as defined in Section 1.01(d)(2).

      (d)   / /  A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS AND
                 EMPLOYER CONTRIBUTIONS UPON THE OCCURRENCE OF THE FOLLOWING EVENT(S):

                 ------------------------------

      (e) A PARTICIPANT WILL BE 100% VESTED IN HIS MATCHING CONTRIBUTIONS AND EMPLOYER CONTRIBUTIONS UPON (CHECK THE APPROPRIATE BOX(ES), IF ANY; IF 1.06(c) IS SELECTED, PARTICIPANTS WILL AUTOMATICALLY VEST UPON CHANGE OF CONTROL AS DEFINED IN SECTION 1.12):

            (1) / /    Normal Retirement Age (as defined in Section 1.07(e)).

            (2) / /    Early Retirement Age (as defined in Section 1.07(f)).

            (3) /x/    Death.

            (4) /x/ The date on which the Participant becomes disabled, as determined under Section 1.07(h) of the Plan.

      (f)   NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

            (1) /x/    age 65.

            (2) / /    age __ (specify from 55 through 64).

            (3) / / the later of age __ (cannot exceed 65) or the fifth anniversary of the Participant's Commencement Date.

            If no box is checked in this Section 1.07(f), then Normal Retirement Age is 65.

      (g) / / EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE __ (SPECIFY 55 OR GREATER) AND COMPLETES __ YEARS OF SERVICE FOR VESTING.

      (h) /x/ THE DATE ON WHICH A PARTICIPANT BECOMES DISABLED IS DETERMINED (CHECK ONE):

           (1)  /x/    under the long-term disability plan maintained by the
                       Employer in which the Participant participates.

           (2)  / /    under Title II or XVI of the Social Security Act.

           (3)  / /    in the sole discretion of the Administrator based on
                       factors applied in a uniform and nondiscriminatory manner.

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1.08  PREDECESSOR EMPLOYER SERVICE

      / / SERVICE FOR PURPOSES OF VESTING IN SECTION 1.07(a) AND (b) SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

1.09  UNFORESEEABLE EMERGENCY WITHDRAWALS

      PARTICIPANT WITHDRAWALS FOR UNFORESEEABLE EMERGENCY PRIOR TO TERMINATION OF EMPLOYMENT (CHECK ONE; (b) must be selected if 1.06(b) HAS BEEN SELECTED):

        (a) /X/ WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.07, SUBJECT TO A $1,000 MINIMUM AMOUNT. (MUST BE AT LEAST $1,000)

        (b) / /   WILL NOT BE ALLOWED.

1.10  DISTRIBUTIONS

      SUBJECT TO ARTICLES 7 AND 8 DISTRIBUTIONS UNDER THE PLAN ARE ALWAYS AVAILABLE AS A LUMP SUM. CHECK BELOW TO ALLOW DISTRIBUTIONS IN INSTALLMENT
      PAYMENTS:

      /X/ UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT TO EXCEED 10 YEARS.

1.11  INVESTMENT DECISIONS

      (a)   INVESTMENT DIRECTIONS
            Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one);

            (1) / / by the EMPLOYER among the options listed in (b) below.

            (2) /X/ by each PARTICIPANT among the options listed in (b) below.

            (3) / /    in accordance with investment directions provided by
                each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

                  (A) / /   Nonelective Employer Contributions

                  (B) / /   Matching Employer Contributions

                  The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

      (b)   PLAN INVESTMENT OPTIONS
            Participant Accounts will be treated as invested among the Investment Funds listed in the Service Agreement from time to time pursuant to Participant and/or Employer directions, as applicable.

            Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

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1.12  CHANGE IN CONTROL

      IF SECTION 1.06(c) IS SELECTED, THEN, PURSUANT TO SECTION 7.08 AND NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN TO THE CONTRARY, THE ACCOUNT BALANCES OF ALL PARTICIPANTS SHALL THE BECOME IMMEDIATELY NONFORFEITABLE AND SHALL BECOME PAYABLE TO THE PARTICIPANTS AS SOON AS PRACTICABLE UPON A CHANGE IN THE CONTROL OF THE EMPLOYER, AS DEFINED
      BELOW:

      SEE ATTACHMENT C

                  NOTE: INTERNAL REVENUE CODE SECTION 280G COULD IMPOSE CERTAIN, ADVERSE TAX CONSEQUENCES ON BOTH PARTICIPANTS AND THE EMPLOYER AS A RESULT OF THE APPLICATION OF SECTION 1.12. THE EMPLOYER SHOULD CONSULT WITH ITS ATTORNEY PRIOR TO SELECTING TO APPLY
                  SECTION 1.06(c).

1.13  RELIANCE ON PLAN

      An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" with respect to the Employer's particular situation. This Agreement must be reviewed by the Employer's attorney before it is executed.

      This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Executive Plan Basic Plan Document.

                                       10
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                                 EXECUTION PAGE
                                (FIDELITY'S COPY)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 11TH day of DECEMBER, 2003.


                         Employer      SAFETY INSURANCE CO.
                                       -----------------------------------------

                         By            /s/ William J. Begley
                                       -----------------------------------------

                         Title         VP TREASURER, CFO
                                       -----------------------------------------


                         Employer
                                       -----------------------------------------

                         By
                                       -----------------------------------------

                         Title
                                       -----------------------------------------

                                       11
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                                    ADDENDUM

Notwithstanding Section 4.0l(b) of The CORPORATE plan for Retirement Executive Plan (Basic Plan Document), as adopted by Safety Insurance Company pursuant to the Adoption Agreement, solely with respect to the annual bonus payments to be made in calendar year 2005 respecting services in calendar year 2004, a salary reduction agreement applicable to such bonus deferral may be made on or before March 15, 2005 or, if earlier, before the annual bonuses first become payable.

                                       12